Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 450,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	62,145.00
Total Offset Amount	0.00
Net Fee	$ 62,145.00
Final Prospectus	false